Investor Presentation Spring 2023

This presentation contains statements about future events and expectations that constitute forward-looking statements. Forward-looking statements are based on our beliefs, assumptions and expectations of our future financial and operating performance and growth plans, taking into account the information currently available to us. These statements are not statements of historical fact. Forward-looking statements involve risks and uncertainties that may cause our actual results to differ materially from the expectations of future results we express or imply in any forward-looking statements, and you should not place undue reliance on such statements. Factors that could contribute to these differences include the following: the impact of supply chain disruptions, including, among other, the impact of labor availability, raw material availability, manufacturing and food production and transportation; uncertainties and risks related to public health crises, including the ongoing COVID-19 pandemic; adverse economic or real estate developments in our geographic markets or the temperature-controlled warehouse industry; general economic conditions; risks associated with the ownership of real estate and temperature-controlled warehouses in particular; acquisition risks, including the failure to identify or complete attractive acquisitions or the failure of acquisitions to perform in accordance with projections and to realize anticipated cost savings and revenue improvements; our failure to realize the intended benefits from our recent acquisitions, and including synergies, or disruptions to our plans and operations or unknown or contingent liabilities related to our recent acquisitions; risks related to expansions of existing properties and developments of new properties, including failure to meet budgeted or stabilized returns within expected time frames, or at all, in respect thereof; a failure of our information technology systems, systems conversions and integrations, cybersecurity attacks or a breach of our information security systems, networks or processes could cause business disruptions or loss of confidential information; risks related to privacy and data security concerns, and data collection and transfer restrictions and related foreign regulations; defaults or non-renewals of significant customer contracts, including as a result of the ongoing COVID-19 pandemic; uncertainty of revenues, given the nature of our customer contracts; increased interest rates and operating costs, including as a result of the ongoing COVID-19 pandemic; our failure to obtain necessary outside financing; risks related to, or restrictions contained in, our debt financings; decreased storage rates or increased vacancy rates; risks related to current and potential international operations and properties; difficulties in expanding our operations into new markets, including international markets; risks related to the partial ownership of properties, including as a result of our lack of control over such investments and the failure of such entities to perform in accordance with projections; our failure to maintain our status as a REIT; possible environmental liabilities, including costs, fines or penalties that may be incurred due to necessary remediation of contamination of properties presently or previously owned by us; financial market fluctuations; actions by our competitors and their increasing ability to compete with us; geopolitical conflicts, such as the on-going conflict between Russia and Ukraine; inflation and rising interest rates; labor and power costs; labor shortages; changes in applicable governmental regulations and tax legislation, including in the international markets; additional risks with respect to the addition of European operations and properties; changes in real estate and zoning laws and increases in real property tax rates; our relationship with our associates; the occurrence of any work stoppages or any disputes under our collective bargaining agreements and employment related litigation; liabilities as a result of our participation in multi-employer pension plans; uninsured losses or losses in excess of our insurance coverage; the potential liabilities, costs and regulatory impacts associated with our in-house trucking services and the potential disruptions associated with the use of third-party trucking service providers to provide transportation services to our customers; the cost and time requirements as a result of our operation as a publicly traded REIT; changes in foreign currency exchange rates; the impact of anti-takeover provisions in our constituent documents and under Maryland law, which could make an acquisition of us more difficult, limit attempts by our shareholders to replace our trustees and affect the price of our common shares of beneficial interest, $0.01 par value per share; the potential dilutive effect of our common share offerings. Words such as “anticipates,” “believes,” “continues,” “estimates,” “expects,” “goal,” “objectives,” “intends,” “may,” “opportunity,” “plans,” “potential,” “near-term,” “long-term,” “projections,” “assumptions,” “projects,” “guidance,” “forecasts,” “outlook,” “target,” “trends,” “should,” “could,” “would,” “will” and similar expressions are intended to identify such forward-looking statements. Examples of forward-looking statements included in this document include, among others, statements about our expected expansion and development pipeline and our targeted return on invested capital on expansion and development opportunities. We qualify any forward-looking statements entirely by these cautionary factors. Other risks, uncertainties and factors, including those discussed under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022 and our other reports filed with the Securities and Exchange Commission, could cause our actual results to differ materially from those projected in any forward-looking statements we make. We assume no obligation to update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. Disclaimer

Key Investment Highlights Substantial Internal and External Growth Opportunities Expected to Drive Attractive Risk-Adjusted Returns Over Time Experienced Management Team, Alignment of Interest and Best-In-Class Corporate Governance Investment Grade, Flexible Balance Sheet Positioned for Growth Infrastructure Supported by Best-in-Class IT and Operating Platforms Provides a Significant Competitive Advantage Integrated Network of Strategically-Located, High-Quality, “Mission-Critical” Warehouses Global Market Leader Focused on Temperature-Controlled Warehouses Strong and Stable Food Industry Fundamentals Drive Growing Demand for Our Business Across Cycles 1

Company Snapshot

World's largest publicly traded REIT focused on the ownership, operation, development and acquisition of temperature-controlled warehouses

Portfolio Overview

Warehouses	Ownership Type	Total Capacity	Average Facility Size	Geographic Operations	Estimate of N.A. Market Share	Number of Customers	Number of Pallet Positions
242	*193 owned [1], 44 capital / operating leased, 5 managed*	*1.4bn cubic feet / 45.4mm square feet*	*6.0mm cubic feet / 187K square feet*	*North America, Europe, Asia-Pacific and South America*	*17.7% [2]*	*~4,300*	*~5.4mm*

Financial Highlights

$11.4bn	*Total Enterprise Value [3]*
$8.2bn	*Equity Market Cap [3]*
10.4% / 8.5%	*YTD Total Revenue / NOI Growth Rate [4]*
$496mm	*LTM PF Core EBITDA [5]*
$0.88	*4Q22 Annualized Dividend per Share*

FY 2022 Segment Breakdown [6]



Revenue
Warehouse
87%
FY 2022 TOTAL REVENUE
$2,650mm
1%
12%
Third-Party Managed
Transportation



Contribution / NOI (7)
Warehouse
92%
FY 2022 TOTAL CONTRIBUTION (NOI)
$690mm
1%
7%
Third-Party Managed
Transportation

Note: Figures as of December 31, 2022
(1) Includes 14 ground leased assets
(2) 2022 IARW North American Top 25 List (March 2022), per GCCA website. Capacity from 2020 GCCA Global Cold Storage Capacity Report (August 2020)
(3) Based on COLD share price of $30.00 as of February 24, 2023
(4) Represents share of Revenues and NOI from Global Warehouse Segment
(5) Amount includes reduction for the strategic exit of certain third-party managed sites and dispositions of two sites, partially offset by the add back for 6.0 months of Core EBITDA from De Bruyn Cold Storage prior to Americold's ownership, facility lease expense for sites that it previously incurred operating lease expense for but was subsequently purchased, and the lease expense for leased facilities which we exited.
(6) Excludes amount from strategic exit of certain third-party managed sites
(7) Segment contribution refers to segment's revenues less segment specific operating expenses (excludes any depreciation and amortization, impairment charges and corporate level SG&A). Contribution for our warehouse segment equates to net operating income ("NOI")

2

americold

Largest Fully Integrated Network of Temperature-Controlled Warehouses Food Producers Americold Realty Trust Food Distribution + Retailers Tradewater Distribution Center Atlanta, GA An indispensable component of food infrastructure from “farm to fork" Production Advantaged Warehouse Farm Food Producer Distribution Center / Public Warehouse Food Service Distribution Center Retail Distribution Center Restaurant Supermarket e-Commerce Fulfillment School Hospital Hotel Fork Sports Government 3

Integrated Operations Overview

Real estate value is driven by the critical nature of our infrastructure, strategic locations and integrated, full-service strategy

Warehouse (Storage and Handling)

Segment Overview

- Mission-critical, temperature-controlled real estate infrastructure generates rent and storage income
- Comprehensive value-add services
- Strategic locations, network breadth, scale, reliable temperature integrity and best-in-class customer IT interface distinguish our warehouses from our competitors



Clearfield Distribution Facility – Clearfield, UT

Select Customers

Conagra Brands, Danone Wave, Wakefern Food Corp., Woolworths, McCain, H-E-B, Ocean Spray, General Mills, Smithfield

% of Contribution (1)

Warehouse NOI



92%

Third-Party Managed

- Warehouse management services provided at customer-owned facilities
- Operating costs passed through to customers

Select Customers: Woolworths, KraftHeinz, LambWeston



1%

Third-Party Managed

Transportation

- Asset-light consolidation, management and brokerage services
- Complements warehouse segment
- Enhances customer retention and drives warehouse storage and occupancy
- Supplementary offering that improves supply chain efficiency and reduces cost by leveraging Americold's scale

Select Customers: Michael Foods Inc., Krispy Kreme Doughnuts, White Castle, Restaurant Depot, USDA, InnovAsian



7%

Transportation

(1) LTM figures as of December 31, 2022. Excludes strategic exit of certain third-party managed sites

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americold

# of Facilities 195 27 18 2 242 Square Feet (mm) 39.3 3.8 2.1 0.2 45.4 Cubic Feet (mm) 1,237 121 78 10 1,446 Strategically Located, “Mission-Critical” Temperature-Controlled Warehouses Note: Americold portfolio figures as of December 31, 2022. Excludes strategic exit of certain third-party managed sites. Figures do not include Americold’s South American JV investments in SuperFrio, Comfrio Soluções Logística and the LATAM JV Strategic locations and extensive geographic presence provide an integrated warehouse network that is fundamental to customers’ ability to optimize their distribution networks South AmericaAsia-PacificNorth America Europe Total 5

A Global Market Leader in Temperature-Controlled Warehousing

Our position as a global market leader allows us to realize economies of scale, reduce operating costs and lower our overall cost of capital. Ideally positioned to compete for customers and external growth opportunities

North American Market [1]

Rank	*Company*	*Market Share*	*Cubic Ft (mm)*	*# of Facilities*
1	Lineage Logistics [3]	27.7%	1,936	~274
2	**americold**	**17.7%**	**1,237**	**195**
3	US Cold Storage, Inc.	5.8%	406	~40
4	Interstate Warehousing, Inc.	1.7%	116	~8
5	Conestoga Cold Storage	0.9%	64	~5
6	Congebec Logistics, Inc.	0.9%	61	~12
7	RLS Logistics	0.8%	59	~17
8	Burris Logistics	0.8%	59	~8
9	NewCold Advanced Cold Logistics	0.7%	48	~3
10	Confederation Freezers – Brampton	0.5%	34	~8 [5]
TOTAL [6]		**57.6%**	**4,020**	

Global Market [2]

Rank	*Company*	*Market Share*	*Cubic Ft (mm)*	*# of Facilities*
1	Lineage Logistics [3]	10.6%	2,701	~424
2	**americold**	**5.7% [4]**	**1,446 [4]**	**242**
3	US Cold Storage, Inc.	1.6%	406	~40
4	NewCold Advanced Cold Logistics	0.8%	215	~15
5	Nichirei Logistics Group, Inc.	0.8%	199	~138
6	Interstate Warehousing, Inc.	0.5%	116	~8
7	Frialsa Frigorificos	0.4%	109	~23
8	VX Cold Chain Logistics	0.4%	98	~20
9	Constellation Cold Logistics	0.3%	88	~21
10	Superfrio Logistica Frigorificada	0.3%	76	~38
TOTAL [6]		**21.5%**	**5,453**	

Note: Americold portfolio figures as of December 31, 2022. Number of facilities estimated as per publically available information. Figures may not sum due to rounding
(1) 2022 IARW North American Top 25 List (March 2022), per GCCA website. Total capacity from 2020 GCCA Global Cold Storage Capacity Report (August 2020)
(2) 2022 IARW Global Top 25 List (March 2022), per GCCA website. Total capacity from 2020 GCCA Global Cold Storage Capacity Report (August 2020)
(3) Figures for Lineage Logistics reflect acquisition of Versacold in August 2022 but do not include the recent acquisition of Grupo Fuentes
(4) Figures do not include Americold's Brazilian JV investments in SuperFrio and Comfrio Soluções Logística
(5) Reflects number of locations
(6) The remaining 42.4% and 78.5% of the North American and global markets consist of ~2.9bn cubic feet and ~19.9bn cubic feet, respectively

6

americold®

Highly Diversified Business Model Produces Stable Cash Flows

Diversification helps reduce revenue volatility associated with seasonality and changing commodity trends

Pro Forma Commodity



FY 2022
WAREHOUSE
REVENUE
Other 6%
Beef 6%
Pork 5%
Frozen Produce 5%
Fresh Produce 4%
Bakery 4%
Seafood 2%
Distributors (3) 2%
Beverage 1%
Retail (4) 19%
Packaged Foods (2) 17%
Poultry 14%
Dairy 8%
Potatoes 7%

~79% of Revenue from Food Manufacturers and ~19% from Retailers

Pro Forma Global Geographic Diversity (1)



Global Warehouse
FY 2022
WAREHOUSE
REVENUE
North America 81%
Europe 9%
Asia-Pacific 9%
South America 1%
U.S. Warehouse
FY 2022
TOTAL U.S.
WAREHOUSE
REVENUE
Central 24%
Southeast 23%
West 21%
East 32%

Pro Forma Warehouse Type



FY 2022
WAREHOUSE
REVENUE
Production Advantaged 23%
Public Warehouse 26%
Facility Leased 1%
Distribution 50%
FY 2022
WAREHOUSE
CONTRIBUTION
(NOI)
Production Advantaged 30%
Public Warehouse 27%
Facility Leased 1%
Distribution 42%

Note: December 31, 2022 LTM Revenue and NOI pro forma for acquisitions. Figures may not sum due to rounding
(1) Diversification based on warehouse segment revenues for the twelve months ended December 31, 2022
(2) Packaged food reflects a broad variety of temperature-controlled meals and foodstuffs
(3) Distributors reflects a broad variety of product types from distribution customers
(4) Retail reflects a broad variety of product types from retail customers

7

americold

25 largest customers account for approximately 47% (3) of warehouse revenues, with no customer generating more than 5% (3) of revenues Long-Standing Relationships with Top 25 Customers Have been with Americold for an average of ~36 years 14 customers are investment grade (2) 100% utilize multiple facilities 96% utilize technology integration 92% utilize value-add services 88% utilize committed contracts or leases 72% are in fully dedicated sites 60% utilize transportation and consolidation services Representative Food Producers / CPG Companies (1) Representative Retailers / Distributors (1) Top 25 Customers Scope and scale of network coupled with long-standing relationships position us to grow market share organically and through acquisitions 8 (1) Not all customers shown are in COLD’s top 25 largest customers in the warehouse segment (2) Represents long-term issuer ratings as of Q4 2022 (3) Based on LTM warehouse revenues as of December 31, 2022

76% 75% 76% 70% 70% 74% 73% 71% 69% 72% 77% 75% 70% 70% 74% 81% 80% 72% 71% 78% 77% 76% 72% 70% 74% 80% 79% 81% 77% 77% 77% 77% 78% 75% 77% 81% 79% 77% 77% 80% 84% 83% 79% 78% 84% 80% 80% 79% 77% 80% '18 '19 '20 '21 '22 '18 '19 20 '21 '22 '18 '19 '20 '21 '22 '18 '19 '20 '21 '22 '18 '19 20 '21 '22 Network Average Economic & Physical Occupancy Trend  Typical optimal physical occupancy is ~85% to maximize four-wall cash flow / NOI o Varies based on several factors, including intended customer base, throughput maximization, seasonality and leased but unoccupied pallets Economic Occupancy X X X X X X X X X X X X Warehouse Pallets X Contractually Reserved Pallets  Significantly increased fixed commitment contracts in our portfolio  Economic occupancy reflects the aggregate number of physically occupied pallets and any additional pallets otherwise contractually committed for a given period, without duplication Currently Occupied 1Q 2Q 3Q 4Q Annual Note: Dotted lines represent incremental average economic occupancy percentage (1) Example assumes 10,000 pallet positions and is for illustrative purposes only Illustrative Economic Occupancy (1) Physical Occupancy Economic Occupancy Americold’s commercialization practices support our customers and improve our quality of earnings 7,000 6,800 7,000 7,100 7,350 7,600 7,850 8,300 8,500 9,000 8,800 8,300 5,000 6,000 7,000 8,000 9,000 10,000 January February March April May June July August September October November December Economic Occupancy: 8,500 Physical Occupancy 9 COVID COVID COVID COVIDCOVID

Growing Committed Revenue in Warehouse Portfolio

Significant improvement transitioning from as-utilized, on demand contracts to fixed storage committed contracts and leases

- ***Fixed storage committed contracts*** and leases currently represent:
  - *42%* of warehouse rent and storage revenues [1] and
  - *46%* of total warehouse segment revenues [2]
- ***8-year*** weighted average stated term [3]
- ***2-year*** weighted average remaining term [3]
- As of December 31, 2022, we had entered into at least one fixed commitment contract or lease with ***22 of our top 25*** warehouse customers
- The scope and breadth of our network positions us to continue to increase our fixed storage commitments
- **Our recent acquisitions have a lower percentage of fixed commitment contracts as a percent of rent and storage revenue. We view this as an opportunity as we bring these acquisitions onto Americold's commercialization standards**

Total Warehouse Rent & Storage Revenue



$666 $692 $854 $854 $884 $907 $919 $936 $969 $1,001
58% 59% 64% 61% 61% 61% 60% 59% 59% 58%
42% 41% 36% 39% 39% 39% 40% 41% 41% 42%
3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22
Other Rent & Storage Revenue
Annualized Committed Rent & Storage Revenue (1)

Total Warehouse Segment Revenue



$1,539 $1,635 $1,995 $2,016 $2,115 $2,167 $2,199 $2,204 $2,275 $2,325
53% 54% 61% 59% 58% 58% 56% 57% 56% 54%
47% 46% 39% 41% 42% 42% 44% 43% 44% 46%
3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22
Other Warehouse Segment Revenue
Warehouse Segment Revenue Generated by Fixed Commitment Contracts or Leases (2)

Note: Revenues represent LTM figures. Dollars in millions

(1) Based on the annual committed rent and storage revenues attributable to fixed storage commitment contracts and leases as of December 31, 2022

(2) Based on total warehouse segment revenue generated by contracts with fixed storage commitments and leases for the quarter ended December 31, 2022

(3) Represents weighted average term for contracts featuring fixed storage commitments and leases as of December 31, 2022

(4) Based on LTM warehouse revenue as of December 31, 2022. Amount include 6.0 months of warehouse revenue from De Bruyn Cold Storage acquisition prior to Americold's ownership of the respective acquired entities

10

$324 $338 $387 $438 $538 $612 $24 $37 $61 $82 $48 $24 $348 $375 $448 $520 $586 $636 2017A 2018A 2019A 2020A 2021A 2022A Rent & Storage Warehouse Services Warehouse Financial Summary Warehouse Revenue ($mm) Warehouse NOI ($mm) 2017A – 2022A CAGR Actual $ Constant Currency (1) 15.1% 16.3% 15.0% 16.3% 0.5% (1.0%) 13.5% 14.8% 2017A – 2022A CAGR Actual $ Constant Currency (1) 30.4% 31.8% 32.5% 28.1% Contribution (NOI) Margin Warehouse Services Total Warehouse Services Rent & Storage 14.8% 16.3%Rent & Storage 12.8% 14.0%Total Since 2017, NOI mix from Rent & Storage has grown from 93% to over 96% today (1) On a constant currency basis relative to fiscal year 2017 foreign currency exchange rates 33.6% 11 $502 $515 $583 $666 $876 $999 $644 $662 $795 $883 $1,209 $1,304 $1,146 $1,177 $1,377 $1,549 $2,085 $2,303 2017A 2018A 2019A 2020A 2021A 2022A Rent & Storage Warehouse Services 27.6%

Substantially All Warehouse NOI Driven by Rental & Storage Revenue Note: Based on LTM warehouse segment as of December 31, 2022. Illustrative representation scaled to $1. Future results may vary. Figures may not sum due to rounding. (1) Material Handling Equipment (2) OS&D and D&D refer to Over Short & Damaged and Detentioned & Demurrage, respectively Labor ($0.44) Other Facility Costs Ex pe ns es Re ve nu es Rent & Storage Warehouse Services Total Warehouse = $0.43 $0.57 $1.00 Other Services Costs ($0.12) ($0.07) ($0.10) ($0.44) ($0.12) + $0.27 $0.01 $0.28 =+ Power and utilities Real Estate Related Costs: facility maintenance, property taxes, insurance, rent, security, sanitation, etc. Direct labor, overtime, contract labor, indirect labor, workers’ compensation and benefits MHE (1), warehouse operations (pallets, shrink wrap, OS&D and D&D (2)) PPE and warehouse administration REIT: Rent & Storage TRS: Warehouse Services Commentary Power ($0.07) ($0.10) 61% 2% 28%N O I – – – – Margin: % WH Total: 96% 4% 100% 12

Disciplined Growth Strategy Global warehouse network, operating systems, scalable information technology platform and economies of scale provide a significant advantage over competitors with respect to organic and external growth opportunities  Signifies COLD has and continues to capitalize on these growth opportunities Global Food Producers and Retailers Outsourcing & Sale- Leaseback Opportunities 8 Expand Presence in Other Temperature Sensitive Products in the Cold Chain 9 Operational Efficiencies & Cost Containment 3  Underwriting & Contract Standardization 2  Rate Escalations / Occupancy Increases 1  Customer-Specific Build-to-Suit & Market-Driven Development 4  Redevelopment & Existing Site Expansion 5  Industry Consolidation 6  Geographic Expansion into New Markets 7  External Growth and Expansion Opportunities Organic Growth Opportunities Development and Redevelopment Focused and Disciplined Strategy to Expand Portfolio Proactive Asset Management “Same Store” Warehouse 13 

Organic Growth Initiatives Have Driven Stable Same Store Performance

Historical same store performance is the culmination of active asset management, our integrated network and market position and the replacement of legacy customer agreements with new contracts implementing our Commercial Business Rules

Same Store Warehouse Revenue Growth

Historically expected to range between 2% – 4% on a constant currency basis [(1)]


COVID Timeframe
Actual $ Growth %
6.1%
2.9%
1.9%
1.9%
1.3%
4.5%
5.9%
7.1%
8.3%
Constant Currency $ Growth %
5.8%
3.9%
3.5%
2.3%
0.3%
6.0%
8.1%
9.6%
10.9%
2017
2018
2019
2020
2021
1Q22
2Q22
3Q22
4Q22

Total Same Store Warehouse NOI Growth

Historically expected to range 100 – 200 bps higher than associated SS revenue [(2)]


COVID Timeframe
Actual $ Growth %
9.8%
6.9%
3.9%
5.3%
(4.9%)
(4.7%)
1.6%
12.5%
13.1%
Constant Currency $ Growth %
9.5%
7.4%
5.1%
5.6%
(5.8%)
(3.6%)
3.1%
14.4%
15.4%
2017
2018
2019
2020
2021
1Q22
2Q22
3Q22
4Q22

4Q 2022 Same Store Portfolio


Legacy COLD Same Store
Acquired Non-Same Store
Legacy / Redevelopment Non-Same Store
Non-Same Store
5%
8%
11
18
TOTAL COLD WAREHOUSE FACILITIES
237
208
88% Same Store

Same Store NOI Margin


COVID Timeframe
65.5%
66.2%
67.0%
66.8%
65.7%
61.9%
61.9%
59.2%
64.9%
SS Rent & Storage
30.9%
32.1%
32.6%
34.1%
32.6%
28.8%
28.9%
29.5%
31.0%
Total SS Warehouse
4.0%
5.8%
6.9%
9.3%
8.7%
4.5%
4.6%
7.5%
4.5%
SS Warehouse Services
2017
2018
2019
2020
2021
1Q22
2Q22
3Q22
4Q22

Results since 2020 have been impacted by unprecedented COVID-related supply chain and labor disruptions; successful pricing and labor initiatives have yielded positive results

Note: Figures as of December 31, 2022, unless otherwise indicated. Constant currency growth represents year-over-year growth based on the same foreign exchange rates relative to the comparable prior year period

(1) 2023 full year guidance is 3.0% - 6.0%

(2) 2023 full year guidance is 100 - 300 bps higher than the associated revenue

14

americold

Historic Same Store Seasonality Trend Quarterly Same Store Revenue (% of Annual) Quarterly Same Store NOI (% of Annual)  Peak holiday season drives higher volumes  Power expense moderates back to average levels Fourth Quarter  The harvest ramp coupled with holiday season inventory build often drives Q3 revenue growth  Q3 (mid / late summer) is the hottest weather quarter which negatively impacts NOI due to increased power expense Third Quarter  Surge in 1Q 2020 due to COVID  Timing of Easter moves between Q1 and Q2  On average Q1 and Q2 are relatively consistent First / Second Quarter Key Quarterly Drivers Prior to COVID-19, same store metrics show consistent seasonal trends (1) (1) 2020, 2021 and 2022 seasonality impacted by COVID-19 and has varied from historic norms 15 24% 24% 25% 26% 24% 24% 25% 26% 25% 24% 25% 26% 24% 25% 25% 26% 24% 24% 26% 26% Q1 Q2 Q3 Q4 2018 Revenue 2019 Revenue 2020 Revenue 2021 Revenue 2022 Revenue 24% 24% 25% 27% 23% 25% 24% 28% 25% 23% 25% 27% 25% 24% 25% 26% 23% 24% 26% 27% Q1 Q2 Q3 Q4 2018 NOI 2019 NOI 2020 NOI 2021 NOI 2022 NOI

Expansion and Development Overview

Expansion and Development Opportunities [1]

Recently Completed / Ramping to Stabilization

Rochelle, IL
Columbus, OH
Savannah, GA
Atlanta, GA
Auckland, NZ
Lurgan, N. Ireland
Calgary, Canada
Dunkirk, NY
Dublin, Ireland
Barcelona, Spain

Total Estimated Cost [2]
~$469mm

Total Estimated Stabilized NOI [3]
~$47mm

Highlighted Projects Completed within the last 18 months and represent ~$283mm of Cost [2] and ~$32mm of NOI [3]

Under Construction

Atlanta 2, GA
Russellville, AR
Lancaster, PA
Plainville, CT
Spearwood, Australia

46.1mm Cu Ft
~145,000 Pallets

Estimated Cost to Complete [4]
~$73mm
~$433mm spent / ~$506mm total
(3 Expansions / 2 Developments)

Current Development Pipeline [5]

Estimated Investment $1bn+

- ✓ Includes both customer-specific and market-demand
- ✓ Greenfield developments and expansions
- ✓ Global opportunities
- ✓ Automated and conventional facilities
- ✓ Food manufactures and retail customers

Expansion Opportunities

Customer-Specific

Market-Demand

\+

Existing Sites for Future Expansion

730+ acres of excess developable land
In current portfolio

(1) As of December 31, 2022; no assurance can be given that the actual cost or completion dates of any expansions or developments will not exceed our estimate
(2) Cost to date through December 31, 2022; projects are substantially complete. Additional spending may be incurred for residual cost and retainage. Exchange rates as of December 31, 2022
(3) Based on midpoint of estimated NOI ROIC
(4) Reflects midpoint of Management's estimated cost range to complete as of December 31, 2022
(5) These future pipeline opportunities are at various stages of discussion and consideration and, based on historical experiences, many of them may not be pursued or completed as contemplated or at all

16

americold

Development of Two Automated Facilities for Ahold Delhaize

The Ahold Delhaize highly automated development is an opportunity for Americold to continue to grow in the retail sector

Development Overview

- COLD is building **two automated, retail fulfillment centers** for Ahold Delhaize USA ("ADUSA") that will serve ~750 stores in the Northeast and Mid-Atlantic US
  - Upon completion, ADUSA will become a **top 25 customer**
  - Ahold Delhaize is the **2nd largest grocer** in the world with **strong investment grade ratings** (S&P: BBB / Moody's: Baa1) (1)
- **~$333mm** of total development capital investment (2)
- Lancaster, PA: Commenced operation **in Q1 2Q23** and is expected to fully stabilize in **Q2 2024**
- Plainville, CT: Expected to commence operation **in Q3 2Q23** and is expected to fully stabilize in **Q1 2025**


Plainville, CT

Strategic Rationale

- Provides long-term infrastructure for a **top grocer** in the US
- **20-year commitment** with highly attractive returns
  - **10-12% expected stabilized NOI ROIC** for both sites
- Grocery retail remains **mission-critical** in a post COVID-19 world


Lancaster, PA

Developments at a Glance

Facilities	Lancaster, PA and Plainville, CT
Clear Height	~130 feet
Total Cubic Feet	~23.5mm cubic feet
Total Pallet Positions	~59K pallet positions

Note: No assurance can be given that the actual cost or completion dates of any expansions or developments will not exceed our estimate, or that targeted returns will be achieved
(1) Ratings as of Q4 2022
(2) Reflects midpoint of Management's estimated cost range to complete as of December 31, 2022

17

Russellville, AR Expansion for Conagra Brands

The Russellville highly automated expansion is an opportunity to provide mission critical, long-term infrastructure for a top tier strategic customer

Expansion Overview

- COLD is expanding its Russellville, Arkansas facility for a total of ~$92mm in a dedicated build for Conagra Brands [1]
  - Operation expected to commence in Q2 2023 and is expected to fully stabilize in Q3 2024
  - Expected to generate stabilized NOI ROIC of ~10%-12%
- Conagra Brands (NYSE: CAG) is one of North America's leading branded food companies
  - CAG is a top tier strategic customer
  - COLD has served CAG for decades in multiple locations
  - CAG is rated BBB-/Baa3/BBB- by S&P, Moody's, Fitch [2]


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CONAGRA BRANDS

Expansion at a Glance

Clear Height	~130 feet
Cubic Feet	~13mm cubic feet
Pallet Positions	~42K pallet positions

(1) Reflects midpoint of Management's estimated cost range to complete as of December 31, 2022
(2) Ratings as of Q4 2022

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Well-Laddered Balance Sheet with Significant Liquidity

Real Estate Debt Maturity [1]



% of Debt Maturing
-
-
-
6%
28%
15%
13%
11%
14%
-
12%
-
Revolver Balance [2]
Senior Unsecured Term Loan A-1 [3]
Senior Unsecured Term Loan A-2 (CAD)
Senior Unsecured Term Loan A-3
Series A 4.68% Unsecured Notes due 2026
Series B 4.86% Unsecured Notes due 2029
Series C 4.10% Unsecured Notes due 2030
Series D 1.62% Unsecured Notes due 2031
Series E 1.65% Unsecured Notes due 2033
$500
$184
$375
$270
$200
$400
$350
$428
$375
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034

As of December 31, 2022, COLD has total debt outstanding of $3.3 billion

- ✓ COLD transitioned its balance sheet to 93% unsecured and 85% fixed rate with a remaining weighted average term of 6.2 years
- ✓ Paid off final legacy Secured 2013 CMBS debt using the $270mm delayed draw term loan from August 2022 Recast
- ✓ No material debt maturities until 2026

Total Debt Profile

- ✓ Investment grade ratings: BBB (Fitch / DBRS Morningstar), Baa3 (Moody's)



Debt Type
$249
Secured
7%
TOTAL
DEBT
$3.3bn
93%
$3,082
Unsecured
Rate Type
$500
Floating
15%
TOTAL
DEBT
$3.3bn
85%
$2,831
Fixed

Liquidity

- ✓ Significant Liquidity: ~$0.7bn [4]
  - $629mm Undrawn Senior Unsecured Revolving Credit Facility
    - Interest Rate: Base Rate + 85 bps
- ✓ Minimal near-term debt maturities



Revolver
Availability
$629
93%
TOTAL
LIQUIDITY
$0.7bn
7%
Cash
$49

COLD maintains a strong liquidity position and a well-laddered maturity profile

Note: Dollars in millions. Figures based on company filings as of December 31, 2022. Balances denominated in foreign currencies have been translated to USD. Figures may not sum due to rounding
(1) Does not include sale-leaseback financing obligations or financing lease obligations
(2) Revolver maturity date assumes the exercise of two six month extension options
(3) Term Loan maturity date assumes the exercise of two 12-month extension options
(4) Figure reflects cash and the capacity available under the Senior Unsecured Revolving Credit Facility less ~$22mm in letter of credit and $4mm of restricted cash

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Commitment to Environmental, Social and Governance Initiatives

Environmental

Commitment to energy excellence and efficiency

- ✓ Recognized under the Global Cold Chain Alliance's (GCCA) new Energy Excellence Recognition Program with Gold, Silver or Bronze certifications at 203 facilities
- ✓ 2022 Premier Member of ENERGY STAR's Certification Nation with 19 ENERGY STAR certified facilities
- ✓ 2022 GRESB score of 75 (12 points higher than prior year score of 63)
- ✓ 2022 inaugural CDP score of C (in line with supply chain companies within CDP's defined peer set)
- ✓ 17 active Solar projects and 15 active Rainwater Harvesting projects
- ✓ Completed LED lighting conversions at 185 facilities
- ✓ Awarded *Newsweek's America's Most Responsible Companies List 2022*
- ✓ *Food Logistics* magazine's Top Green Service provider for last four years
- ✓ Incorporated an ESG component into new credit facilities, a reduction in the interest rate upon meeting certain GRESB ratings

Social

Social initiatives

- ✓ Core Mission: **We help our customers feed the world**
- ✓ Serve the public good by maintaining the integrity of food supply and reducing waste
- ✓ Corporate contributions / support to charities aligned with our core beliefs and focus, such as Feed the Children and HeroBox
  - Launched a partnership with Feed the Children and key customers to defeat hunger

Governance

Shareholder-friendly corporate governance

- ✓ Eight of nine board members independent
- ✓ All committees comprised of independents
- ✓ Gender diversity at board level
- ✓ Cannot opt into MUTA without shareholder vote
- ✓ No poison pill
- ✓ Non-classified board
- ✓ Shareholder "Say on Pay"


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ENVIRONMENTAL, SOCIAL AND GOVERNANCE
REPORT 2021

Awards & Recognition

GLOBAL COLD CHAIN ALLIANCE®

ENERGY EXCELLENCE

G R E S B

CDP DISCLOSURE INSIGHT ACTION

AMERICA'S MOST RESPONSIBLE COMPANIES 2022 Newsweek statista

Food Logistics

Charitable Organizations

AMERICOLD FOUNDATION

FEED THE CHILDREN

HEROBOX.ORG

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Commitment to Environmental, Social and Governance Initiatives 21 Certified by the GCCA Energy Excellence Recognition Program: 41 sites newly certified in 2021 203 TOTAL SITES Saved at Americold owned and Operated facilities versus same Store 2020 (1) OVER 18.8M kWh Shed by 59 sites participating in demand response programs; $1.4 million awarded in demand response 34.2 MEGAWATT HOURS (MWh) In carbon dioxide GHG equivalent (MTCO2e GHG) reduction in Scope 2 emissions versus same store 2020 (1)  17 solar facilities (2) 16% DECREASE With average reduction of ~2.5 million kWh and 1,772 MTCO2 reduction annually  185 total LED sites (2) 5 NEW LED SITES Of rainwater harvested in 2021  15 rainwater harvesting projects (2) OVER 5.6M GALLONS Environmental by the Numbers for 2021 Note: 2021 data presented in latest ESG report (1) Americold’s same store term is defined as sites that we have owned and operated for two or more years, and are not undergoing major renovation or construction (2) Number of Projects as of December 31, 2022

Conclusion Substantial Internal and External Growth Opportunities Expected to Drive Attractive Risk-Adjusted Returns Over Time Experienced Management Team, Alignment of Interest and Best-In-Class Corporate Governance Investment Grade, Flexible Balance Sheet Positioned for Growth Infrastructure Supported by Best-in-Class IT and Operating Platforms Provides a Significant Competitive Advantage Integrated Network of Strategically-Located, High-Quality, “Mission-Critical” Warehouses Global Market Leader Focused on Temperature-Controlled Warehouses Strong and Stable Food Industry Fundamentals Drive Growing Demand for Our Business Across Cycles 22

Appendix

Current Production Constraints in Context 23 0% 20% 40% 60% 80% 100% 120 % Ju n- 02 De c- 02 Ju n- 03 De c- 03 Ju n- 04 De c- 04 Ju n- 05 De c- 05 Ju n- 06 De c- 06 Ju n- 07 De c- 07 Ju n- 08 De c- 08 Ju n- 09 De c- 09 Ju n- 10 De c- 10 Ju n- 11 De c- 11 Ju n- 12 De c- 12 Ju n- 13 De c- 13 Ju n- 14 De c- 14 Ju n- 15 De c- 15 Ju n- 16 De c- 16 Ju n- 17 De c- 17 Ju n- 18 De c- 18 Ju n- 19 De c- 19 Ju n- 20 De c- 20 Ju n- 21 De c- 21 Ju n- 22 De c- 22 COVID induced inflation and challenging labor market Cold storage commodity stock levels have consistently snapped back after any period of disruption USDA Cold Storage Warehouse Commodity Stock Levels – End of Quarter Stock as a % of Prior Year (1) Mad Cow disease Energy prices and demand from emerging economies Swine flu Severe drought impacting agricultural products and animal feed, piglet disease and bird flu Period of COVID Impact Americold’s Fixed Commitment Contracts help mitigate the impact of food supply chain disruptions. Since 2014, we have increased our percentage of Revenue & Storage Revenue on Fixed Commitments from <5% to over 42% today. (1) USDA; Excludes data for Q4 2018 given limited disclosure